Exhibit 99.2

Mobility & Wireless Solutions Acquisition Presentation July 2019 Copyright © Lantronix 2018. All rights reserved. COMPANY CONFIDENTIAL. DO NOT DISTRIBUTE

Forward - Looking Statements COMPANY CONFIDENTIAL. DO NOT DISTRIBUTE This presentation contains forward - looking statements, including statements concerning our business and product development plans and strategies, the perceived benefits of our products, and our future growth and financial performance . Any statement relating to our plans, goals, expectations or any future event should be considered a forward - looking statement . While we have based our forward - looking statements on our current assumptions and expectations, forward - looking statements are not guarantees of future performance and are subject to substantial risks and uncertainties . As a result, our actual results could differ materially from those indicated in our forward - looking statements, and you should not rely on any of these forward - looking statements . Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward - looking statements include the risks and uncertainties described in “Risk Factors” in our Annual Report on Form 10 - K filed with the Securities and Exchange Commission, or SEC, as well as in our other filings with the SEC . In addition, new risks emerge from time - to - time and we cannot predict all future risks or assess the impact of all risks to our business . Our forward - looking statements are based on our view as of the date they are made . Except as required by law, we expressly disclaim any intent or obligation to update any forward - looking statements after the date hereof because of new information, future events or otherwise . This presentation references certain non - GAAP financial measures, including non - GAAP net income (loss) . A reconciliation of the non - GAAP financial measures to the corresponding GAAP financial measures, along with important information regarding our disclosure of the non - GAAP financials, is provided in Appendix A .

OUR MISSION CREATING SECURE DATA ACCESS & MANAGEMENT SOLUTIONS FOR IoT Our mission is to be the leading supplier of IoT solutions that enable companies to dramatically simplify the creation, deployment, and management of IoT projects while providing secure access to data for applications and people. COMPANY CONFIDENTIAL. DO NOT DISTRIBUTE

Lantronix Secure Solutions for the Internet of Things • Global provider of secure data access and management solutions for IoT • Connectivity solutions that are easy to deploy and accelerate time to market • Growing Market with m illions of devices connected w orldwide • Strong Blue Chip customer base • Significant financial momentum and operating leverage IoT Market Growth Opportunity Strong Global Revenue Base Experienced Leadership Team COMPANY CONFIDENTIAL. DO NOT DISTRIBUTE Growth and Improvement in Operating Model

PROVEN LEADERSHIP TEAM Paul Pickle CEO Michael A. Fink VP, Operations Fathi Hakam VP, Engineering Jon Shipman VP, Strategy David Goren VP, Business Affairs, Legal Tom Morton VP, Human Resources Kevin Yoder VP, WW Sales & Marketing COMPANY CONFIDENTIAL. DO NOT DISTRIBUTE Jeremy Whitaker CFO

COMPANY CONFIDENTIAL. DO NOT DISTRIBUTE OUR GROWTH STRATEGY Organic Growth through cloud based software solutions Organic Growth through innovation and leading - edge hardware products Targeted Acquisitions Expand the Lantronix application capability

STRENGTHENING FINANCIALS $- $10,000 $20,000 $30,000 $40,000 $50,000 FY15 FY16 FY17 FY18 Net Revenue by Product Line IoT ITM Other 47.3% 47.7% 52.7% 55.7% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% $(4,000) $(3,000) $(2,000) $(1,000) $- $1,000 $2,000 $3,000 $4,000 FY15 FY16 FY17 FY18 Gross Margin and Profitability GAAP Income Non-GAAP Income GPM % COMPANY CONFIDENTIAL. DO NOT DISTRIBUTE * Refer to Appendix A for reconciliation of Non - GAAP financial measures $7,889 $9,061 $10,391 $13,544 $24,407 $25,545 $26,809 $4,989 $5,962 $8,073 $9,568 $18,925 $19,367 $18,212 $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 FY15 FY16 FY17 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Liquidity Working Capital Cash

LANTRONIX Acquires asset tracking solutions, IoT Cellular Gateway, and LoRa /LPWAN capability Strategically Compelling COMPANY CONFIDENTIAL. DO NOT DISTRIBUTE Significant Value Creation Focused End Markets and Complimentary Customer Base Cloud Management Solution

IoT 74% ITM 24% Other 2% Mobility & Wireless Solutions PRODUCT TECHNOLOGY MIX COMPANY CONFIDENTIAL. DO NOT DISTRIBUTE Based on LTM Revenues as Reported IoT 62% Mobility Soln 16% ITM 21% Other 1%

KEY MARKET POSITIONING COMPANY CONFIDENTIAL. DO NOT DISTRIBUTE IoT INDUSTRIAL AUTOMATION ENERGY / UTILITIES HEALTHCARE TRACKING & FLEET MANAGEMENT Mobility & Wireless Solutions

OUR GROWTH OPPORTUNITY

Cellular IoT Gateway


Million units
10.0
8.0
6.0
4.0
2.0
0.0
$2B
CAGR: 18.2%
$0.8B
2017
2018
2019
2020
2021
2022
2023
Year

Annual shipments of cellular IoT gateways (World 2017–2023)

Source: Berg Insight, October 2018

LPWAN IoT Connectivity


Million units
$7B
1,200
1,000
800
600
400
200
0
1,151
705
394
195
83
37
14
CAGR: 109%
$0.7B
2017
2018
2019
2020
2021
2022
2023

Number of Connected Devices, LPWAN

Source: IoT Analytics, August 2018

LANTRONIX
COMPANY CONFIDENTIAL. DO NOT DISTRIBUTE

COMPANY CONFIDENTIAL. DO NOT DISTRIBUTE SUMMARY ▪ Expands Lantronix’s HW capability in IoT to take advantage of high growth applications specifically in Cellular and LPWAN. ▪ Adds asset tracking software to the portfolio ▪ Significant cross sell opportunity into a complimentary customer set ▪ Transaction expected to be accretive to non - GAAP earnings within short period of time as significant synergies are implemented ▪ Targeting >15% growth in Revenue from FY19 to FY20 ▪ Targeting > 30% growth in non - GAAP EPS from FY19 to FY20

investors@lantronix.com COMPANY CONFIDENTIAL. DO NOT DISTRIBUTE

APPENDIX A: Reconciliation of Non-GAAP Financial Measures

(In thousands)	Q3 FY18	Q4 FY18	Q1 FY19	Q2 FY19	Q3 FY19	FY16	FY17	FY18
GAAP Net Income (Loss)	$ 344	$ 752	$ (83)	$ 277	$ 857	$ (1,962)	$ (277)	$ 680
Non-GAAP Adjustments:								
Share-based Compensation	295	292	478	451	331	870	912	1,169
Depreciation and Amortization	110	106	105	114	122	759	594	442
Interest Expense (Income) , Net	5	4	4	(60)	(91)	32	23	18
Other (Income) Expense, Net	1	9	10	(8)	12	(61)	3	8
Withholding Taxes on Stock Grants	4	4	6	2	4	4	12	14
Severance and Restructuring Costs	(21)	-	323	-	-	533	246	506
Provision (Benefit) for Income Taxes	29	6	40	14	60	63	68	98
Total Non-GAAP Adjustments	423	421	966	513	438	2,200	1,858	2,255
Non-GAAP Net Income (Loss)	$ 767	$ 1,173	$ 883	$ 790	$ 1,295	$ 238	$ 1,581	$2,935

Lantronix believes that the presentation of non-GAAP financial information, when presented in conjunction with the corresponding GAAP measures, provides important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations of the non-GAAP financial measures to the financial measures calculated in accordance with GAAP should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. Management believes that non-GAAP net income (loss) is an important measure of the Company's business. Management uses this financial measure to monitor and evaluate ongoing operating results and trends to gain an understanding of our comparative operating performance.

LANTRONIX COMPANY CONFIDENTIAL. DO NOT DISTRIBUTE

(In thousands) Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 FY16 FY17 FY18 Net Revenue $ 11,601 $ 12,037 $ 12,279 $ 12,114 $ 12,334 $ 40,592 $ 44,730 $ 45,580 Gross Profit $ 6,584 $ 6,876 $ 6,741 $ 6,661 $ 7,090 $ 19,378 $ 23,580 $ 25,368 % of Net Revenue 56.8% 57.1% 54.9% 55.0% 57.4% 47.7% 52.7% 55.7% GAAP Net Income (Loss) $ 344 $ 752 $ (83) $ 277 $ 857 $ (1,962) $ (277) $ 680 Non - GAAP Net Income (Loss) $ 767 $ 1,173 $ 883 $ 790 $ 1,295 $ 238 $ 1,581 $2,935 ▪ Maintained gross profit % at mid - 50s despite tariff impact ▪ Continued GAAP profitability ▪ 13th consecutive quarter of non - GAAP net income Q3 FY 2019 HIGHLIGHTS: SELECTED INCOME STATEMENT INFORMATION ▪ 2 nd year of sequential revenue growth ▪ 300 BP improvement in gross profit% ▪ Nearly doubled non - GAAP net income FY 2018 HIGHLIGHTS: COMPANY CONFIDENTIAL. DO NOT DISTRIBUTE * Refer to Appendix A for reconciliation of Non - GAAP financial measures